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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 31, 2005
                            ------------------------

                               MAILKEY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                              000-29331 76-0270295
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           (Commission File Number) (IRS Employer Identification No.)

                                17194 Preston Rd.
                                Suite 102 PMB 341
                                Dallas, TX 75248
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                    (Address of Principal Executive Offices)

                                 (206) 262-9545
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              (Registrant's Telephone Number, Including Area Code)

                                 Todd Van Siclen
                            The Otto Law Group, PLLC
                          900 Fourth Avenue, Suite 3140
                                Seattle, WA 98164
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                     (Name and address of agent for service)

                                 (206) 262-9545
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective January 31st, 2005, the Registrant notified LJ Soldinger Associates, LLC ("LJS"), the independent accounting firm previously engaged to audit the registrant's financial statements, of its dismissal. LJS had provided reports on the registrant's financial statements for the three months ended March 31, 2004 and the period March 11, 2003 (inception) through December 31, 2003. For the reporting periods during the prior two years and for the subsequent period through the date of dismissal, LJS's reports did not contain any adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles, except that such reports for these periods were modified to express substantial doubt about the Company's ability to continue as a going concern. On July 6, 2004, the Board of Directors of Mailkey Corporation (the "Company") dismissed Spicer, Jeffries & Co., LLP ("Spicer Jeffries") as the Company's independent accountant. The reports of Spicer Jeffries regarding the Company's financial statements for the fiscal year ended March 31, 2003 (Spicer Jeffries did not conduct an audit of the Company's financial statements for the fiscal year ended March 31, 2004) did not contain any adverse opinion or disclaimer of opinion and were not otherwise modified as to uncertainty, audit scope or accounting principles, except that such report was modified to express substantial doubt about the Company's ability to continue as a going concern. During the fiscal years ended March 31, 2004 and 2003, the interim period ended June 30, 2004, and during the subsequent period through the date of dismissal there were no disagreements with Spicer Jeffries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Spicer Jeffries, would have caused it to make reference thereto in the reports regarding the Company's financial statements for such years.

The decision to change accountants was approved by the Board of Directors of the registrant. During the period preceding such dismissal there were no disagreements with LJS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LJS, would have caused it to make reference to the subject matter of the disagreements in connection with this report.

The Company provided LJS with a copy of this Item and has requested that LJS furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree.

Effective January 27, 2005, the registrant engaged Bagell Josephs & Company, LLC ('BJC") as the principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years, and any subsequent interim period prior to engaging BJC, neither the registrant nor anyone on its behalf consulted BJC regarding either: (i) the application of accounting principles to a specified transaction regarding the registrant, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or (II) any matter regarding the registrant that was either the subject of a disagreement or reportable event.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number    Description

   16.1 Letter dated April 11, 2005 from L J Soldinger Associates, LLC to the Securities and Exchange Commission regarding change in certifying accountant of the Company and Company's Form 8-K/A filed on April, 11, 2005.

   16.2 Letter dated February 11, 2005 from L J Soldinger Associates, LLC to the Securities and Exchange Commission regarding change in certifying account of the Company and Company's Form 8-K/A filed on February 5, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MailKey Corporation



Date:  April 11, 2005                     By: /s/  Ivan Zweig
                                             ----------------------------
                                             Ivan Zweig
                                             Chief Executive Officer

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                               INDEX TO EXHIBITS

Exhibit
Number                                      Description
-------                                     -----------


   16.1 Letter dated April 11, 2005 from L J Soldinger Associates, LLC to the Securities and Exchange Commission regarding change in certifying accountant of the Company and Company's Form 8-K/A filed on April, 11, 2005.

   16.2 Letter dated February 11, 2005 from L J Soldinger Associates, LLC to the Securities and Exchange Commission regarding change in certifying account of the Company and Company's Form 8-K/A filed on February 5, 2005.